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                                                                    Exhibit 23.3


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to incorporation by reference in the Registration Statement on Form S-8 (no. 333-42437) of SpectruMedix Corporation of our report dated May 16, 1997 appearing on page 34 of this Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998.


NEW YORK, NEW YORK
JUNE 26, 1998                                           LAZAR LEVINE & FELIX LLP